SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K
Amendment 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 19, 2007

SOLVIS GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30443	33-0198595
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

701 N. Green Valley Pkwy, Ste 200 Henderson, NV 89074
(Address of principal executive offices)
(702) 564 7979
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(1)	Merger Involving Independent Accountants

(i) On March 19, 2007, we were informed by Pohl, McNabola, Berg & Co., LLP (“PMB”), the independent registered public accounting firm for Client
(the “Company”), as follows:

(1)	PMB has consummated a merger with Helin, Donovan, Trubee & Wilkinson., LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).
(2)	We are required to file this Form 8-K as notification that PMB+HD succeeds PMB as our independent registered auditor.

(ii)
PMB’s will be reporting on our consolidated financial statements as of and for the years ended September 30, 2004, 2005 and 2006 and therefore is unable to address whether or not an opinion would contain an adverse opinion or a disclaimer of opinion, or whether such report would be qualified or modified as to uncertainty, audit scope or accounting principles. Solvis Group, Inc. is delinquent with its filings and is in the process of catching up. As such the auditors are unable to say whether there are or are not any disagreement in the two most recent fiscal years and any subsequent interim period through the date of change.

(iii)	The Board of Directors of The Company approved keeping PMB+HD as their audit firm.

(iv)
There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. A copy of PMB’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

(2) During the Company’s two most recent fiscal years and through March 19, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

(3) We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB+HD as our independent registered auditor and no member has disapproved of this appointment.

We acknowledge the following:

•	the company is responsible for the adequacy and accuracy of the disclosure in the filing;
•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and
•	the company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial statements of businesses acquired.
None
(b)	Pro forma financial information.
None
(c)	Shell company transactions.
None
(d)	Exhibits
16 Letter regarding change in certifying accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 6, 2007                                                                                            /s/ Eric Gaer                                                                      CEO
                                                                            Eric Gaer

April 6, 2007                                                                                           /s/ Robert A. Dietrich                                                       CFO
                                                                                                                       Robert A. Dietrich

EXHIBIT INDEX

Exhibit Number                                                                  Page

16    Letter regarding change in certifying accountant.                               4